UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 1999

                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)

     Maryland                    1-13589                          36-4173047
(State or other          (Commission File Number)             (I.R.S. Employer
 jurisdiction of                                               Identification
 incorporation or                                                   Number)
 organization)

            77 West Wacker Drive, Suite 3900, Chicago Illinois 60601
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 917-1300


                                       N/A
          (Former name of former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The Registrant submits this Form 8-K in order to supply the financial statements and schedules required pursuant to Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Registrant's February 5, 1999 acquisition of National City Center (the "Property"), a 766,965 square foot office building located in Cleveland, Ohio, for a purchase price of $100.0 million.

a)   Financial statements of businesses acquired.

                         REPORT OF INDEPENDENT AUDITORS


Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of National City Center (the Property) for the period from January 1, 1998 through September 30, 1998. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Propertys revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, described in Note 2, of the Property for the period from January 1, 1998 through September 30, 1998, in conformity with generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 12, 1999

                              NATIONAL CITY CENTER
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                 (in thousands)

                                                                  Period from
                                                               January 1, 1998
                                                                   through
                                                             September 30, 1998
                                                             ------------------

Revenue
Rental....................................................      $    7,928
Tenant reimbursements.....................................           2,482
Other ....................................................           1,033
                                                             ------------------
Total revenue.............................................          11,443
                                                             ------------------

Expenses
Cleaning..................................................             745
Utilities.................................................           1,144
Other property operating..................................           1,480
Real estate taxes.........................................           1,692
                                                             ------------------
Total expenses............................................           5,061
                                                             ------------------
Revenue in excess of certain expenses.....................      $    6,382
                                                             ==================

                            See accompanying notes.

                              NATIONAL CITY CENTER
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                 (in thousands)

1.   Business

     The accompanying Statement of Revenue and Certain Expenses relates to the operations of National City Center, an office building located in Cleveland, Ohio (the "Property"). As of September 30, 1998, the Property had two tenants which accounted for approximately 84% of rental revenue for the period from January 1, 1998 through September 30, 1998.

2.   Summary of Significant Accounting Policies

Basis of Presentation

     The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

Revenue and Expense Recognition

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

Use of Estimates

     The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

3.   Rentals

     The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases executed through September 30, 1998, exclusive of tenant reimbursements and contingent rentals, are as follows:

                                                                  Amount
                                                               -----------
     Period from October 1 through December 31
     1998.............................................          $    2,523

     Year ended December 31
     1999.............................................              10,189
     2000.............................................              10,663
     2001.............................................               9,683
     2002.............................................               7,716
     Thereafter.......................................              29,064
                                                               -----------
                                                                $   69,838
                                                               ===========

4.   Ground Lease

     The Property is subject to a ground lease on a portion of land underneath the building. The ground lease provides for quarterly payments of $8 through the end of the lease term, August 31, 2051.

5.   Subsequent Event

     On February 5, 1999, the Property was acquired by Prime Group Realty Trust for a purchase price of approximately $100,000.

b)   Pro forma financial information.

     The unaudited Pro Forma Balance Sheet of Prime Group Realty Trust is presented as if at September 30, 1998, we had purchased the Property and 33 West Monroe Street (collectively, the "1999 Acquisitions") for $203.3 million ($102.0 million for the Property, which includes a $2.0 million adjustment to reflect an assumed above market interest rate mortgage note payable to a current market interest rate and $101.3 million for 33 West Monroe Street) with cash of $34.3 million ($16.5 million for the Property and $17.8 million for 33 West Monroe Street), advances from our credit facilities of $15.0 million (for 33 West Monroe Street), $22.0 million in borrowings from short-term financing facilities (for the Property) and proceeds from new and assumed mortgage notes payable of $128.6 million ($63.1 million for the Property and $65.0 million for 33 West Monroe Street). The unaudited Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 are presented as if the above transaction occurred as of January 1, 1997. Our unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 1997, our Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and our Current Report on Form 8-K dated January 29, 1999 and filed on February 12, 1999. In management's opinion, all adjustments necessary to reflect the transaction have been made.

     Our unaudited Pro Forma Consolidated Condensed Financial Statements are not necessarily indicative of what the actual results of operations would have been assuming the acquisition of the Property had occurred at January 1, 1997, nor do they purport to represent our future results of operations.

     Basis of Presentation

     We purchased the 1999 Acquisitions for approximately $203.3 million (Land of $26.1 million and building and improvements of $177.2 million), funded as described above. In addition, we incurred $1.5 million in deferred loan fees, funded $5.4 million in restricted cash accounts ($2.6 million related to a real estate tax escrow) and assumed liabilities of $10.6 million ($6.6 million related to accrued real estate taxes). No other adjustments of our Balance Sheet as of September 30, 1998 are necessary.

     Our Pro Forma Consolidated Condensed Statements of Operations include our historical operations (For the period from January 1, 1998 through September 30, 1998 and the period from November 17, 1997 through December 31, 1997), our Predecessor (For the period from January 1, 1997 through November 16, 1997), the properties either acquired or contributed at our initial public offering (For the period from January 1, 1997 through November 16, 1997), the properties acquired in 1997 after our initial public offering (For the period from January 1, 1997 to their date of acquisition in 1997), the properties acquired in 1998 ("1998 Acquisitions" - for the period from January 1, 1998 to their date of acquisition and the year ended December 31, 1997) and the 1999 Acqusitions (For the period from January 1, 1998 through September 30, 1998 and for the year ended December 31, 1997). The Pro Forma Adjustments to Prime Group Realty Trust and the Predecessor represents the effects of our initial public offering and the operations of properties either acquired or contributed at our initial public offering or acquired in 1997 after our initial public offering (collectively, the "1997 Acquisition") prior to either November 17, 1997 or our date of acquisition. The foregoing transactions are described below along with their pro forma effects on our consolidation:

                                                      PRIME GROUP REALTY TRUST
                                      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                                NINE MONTHS ENDED SEPTEMBER 30, 1998
                                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                             (Unaudited)
                                                                                  1999 Acquisitions
                                                                             --------------------------
                                         Prime Group          1998            33 West     National City     Pro Forma        As
                                       Realty Trust (1)   Acquisitions (2)   Monroe (3)     Center (3)     Adjustments    Adjusted
                                       --------------------------------------------------------------------------------------------

Revenue:
    Rental                               $    69,525       $     8,968       $    9,631     $    7,928    $       --    $    96,052
    Tenant reimbursement                      27,889             2,940            6,108          2,482            --         39,419
    Mortgage note interest                     4,429                --               --             --            --          4,429
    Other                                      5,083               560              315          1,033            --          6,991
                                       --------------------------------------------------------------------------------------------
Total revenue                                106,926            12,468           16,054         11,443            --        146,891

Expenses:
    Property operations                       20,758             3,662            4,990          3,369            --         32,779
    Real estate taxes                         19,101             2,587            4,969          1,692            --         28,349
    Depreciation and amortization             18,186             1,320               --             --         3,708 (4)     23,214
    Interest                                  22,091             1,714               --             --         8,862 (5)     32,667
    General and administrative                 4,695                --               --             --            --          4,695
                                       --------------------------------------------------------------------------------------------
Total expenses                                84,831             9,283            9,959          5,061        12,570        121,704
                                       --------------------------------------------------------------------------------------------
Income before minority interest and
    extraordinary item                        22,095             3,185            6,095          6,382       (12,570)        25,187

Minority interest                             (9,069)               --               --             --        (1,269)(6)    (10,338)
                                       --------------------------------------------------------------------------------------------
Income before extraordinary item              13,026             3,185            6,095          6,382       (13,839)         14,849

Extraordinary item: Loss on
    extinguishment of debt,
    net of minority interest                    (525)               --               --             --            --           (525)
                                       --------------------------------------------------------------------------------------------
Net income                                    12,501              3,185           6,095          6,382       (13,839)        14,324

Net income allocated to preferred
    shareholders                              (4,991)                                               --        (3,859)(7)     (8,850)
                                       ============================================================================================
Net income available to common
    shareholders                        $      7,510      $       3,185      $    6,095     $    6,382    $  (17,698)   $     5,474
                                       ============================================================================================

Earnings per weighted average
    common share of basic
    and diluted (8):
Income before extraordinary item        $       0.54                                                      $   (0.13)    $      0.41
Extraordinary item                             (0.03)                                                            --           (0.03)
                                       ==============                                                    ==========================
Net income                              $       0.51                                                      $   (0.13)(8) $      0.38
                                       ==============                                                    ==========================

                            See accompanying notes.

                                                      PRIME GROUP REALTY TRUST
                                      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                                    YEAR ENDED DECEMBER 31, 1997
                                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                             (Unaudited)
                                               Pro Forma    Prime Group
                                             Adjustment to  Realty Trust
                               Prime Group   Prime Group   Before 1998                  1999 Acquisitions
                               Realty Trust Realty Trust   Acquisitions                -------------------
                                   and           and           and         1998       33 West    National   Consolidating  Pro Forma
                               Predecessor   Predecessor       1999     Acquisitions   Monroe     City      Pro Forma       As
                                   (1)           (9)       Acquisitions     (2)         (3)     Center (3)  Adjustments   Adjusted
                               ----------------------------------------------------------------------------------------------------

Revenue:
    Rental                     $  35,240    $  30,969      $  66,209     $  29,661    $  12,841   $  9,296  $      --     $ 118,007
    Tenant reimbursement          14,531       12,393         26,924        10,547        8,023      3,104         --        48,598
    Mortgage note interest           248        5,779          6,027            --           --         --         --         6,027
    Other                          1,763         (615)         1,148           605          429      1,822         --         4,004
                               ----------------------------------------------------------------------------------------------------
Total revenue                     51,782       48,526        100,308        40,813       21,293     14,222         --       176,636

Expenses:
    Property operations           10,835        7,471         18,306        15,222        6,645      5,160         --        45,333
    Real estate taxes             10,340        6,798         17,138         7,858        6,498      1,712         --        33,206
    Depreciation and
       amortization               13,719        6,029         19,748         5,672           --         --      4,944 (4)    30,364
    Interest                      36,097      (17,674)        18,423         7,213           --         --     11,817 (5)    37,453
    General and administrative     2,681        1,843          4,524            --           --         --         --         4,524
    Financing fees                 1,180       (1,180)            --            --           --         --         --            --
    Property management fees       1,348       (1,348)            --            --           --         --         --            --
    Provision for
       environmental
       remediation                 3,205           --          3,205            --           --         --         --         3,205
                               ----------------------------------------------------------------------------------------------------
Total expenses                    79,405        1,939         81,344        35,965       13,143      6,872     16,761       154,085
                               ----------------------------------------------------------------------------------------------------
Income before minority
    interest and
    extraordinary item           (27,623)      46,587         18,964         4,848        8,150      7,350    (16,761)       22,551

Minority interest                     31       (8,470)        (8,439)           --           --         --     (1,596)(6)   (10,035)
                               ----------------------------------------------------------------------------------------------------
Income before extraordinary
    item                         (27,592)      38,117         10,525         4,848        8,150      7,350    (18,357)       12,516

Extraordinary item: Loss on
    extinguishment of debt,
    net of minority interest      65,990      (65,990)            --            --           --         --         --            --
                               ----------------------------------------------------------------------------------------------------
Net income                        38,398      (27,873)        10,525         4,848        8,150      7,350    (18,357)       12,516

Net income allocated to
    preferred
    shareholders                    (345)      (2,455)        (2,800)           --           --         --     (9,000)(7)   (11,800)
                               ====================================================================================================
Net income available to
    common shareholders        $  38,053    $ (30,328)     $   7,725     $   4,848    $   8,150   $  7,350  $ (27,357)   $      716
                               ====================================================================================================

Earnings per weighted
    average common share of
    basic and diluted (8):
Income before extraordinary
    item                       $    0.04    $    0.56      $    0.60                                        $  (0.55)    $     0.05
Extraordinary item                                 --             --                -                             --             --
                               ======================================                                      ========================
Net income                     $    0.04    $    0.56      $    0.60                                        $  (0.55)(8) $     0.05
                               ======================================                                      ========================

                            See accompanying notes.

                            PRIME GROUP REALTY TRUST
    ADJUSTMENTS TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
      NINE MONTHS ENDED SEPTEMBER 30, 1998 AND YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)

(1) Represents Prime Group Realty Trust's and the Predecessor's historical operations for the periods periods presented. See our Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, our Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and our Current Report on Form 8-K dated January 29, 1999 for additional information.

(2) Represents the historical operations of the properties we purchased in 1998 (1998 Acquisitions) prior to our date of acquisition. The following are the properties we acquired in 1998:

          Property                                         Month Acquired
     ----------------------------------------------------------------------
     33 North Dearborn Street                                  January
     Commerce Point                                           February
     208 South LaSalle Street                                   March
     122 South Michigan Avenue                                  April
     2100 Swift Drive                                           April
     6400 Shafer Court                                           May
     Two Century Centre                                         June
     2000 York Road                                             June

     The amounts reflected for all revenue line items, property operations and real estate tax expenses represent the historical operations of the previous owners. The amounts reflected for depreciation amortization and interest expense are based upon our ownership of these properties.

(3) Represents the historical operations of the 1999 Acquisitions under the previous owners.

(4) Represents depreciation expense (40 year depreciable life) based upon our ownership of the 1999 Acquisitions and amortization expense associated with the new deferred loan fees (approximately 3 years) incurred in the purchase of the 1999 Acquisitions:

                                     Nine Months Ended      Year Ended December
                                     September 30, 1998           31, 1997
                                   --------------------------------------------

     National City Center:
       Depreciation expense         $      1,649           $     2,199
       Amortization expense                  178                   237

     33 West Monroe Street:
       Depreciation expense                1,674                 2,232
       Amortization expense                  207                   276
                                   --------------------------------------------
     Depreciation and
       amortization expense         $      3,708           $     4,944
                                   ============================================


(5)  Represents   interest   expense  based  upon  our  ownership  of  the  1999
     Acquisitions.

                                     Nine Months Ended      Year Ended December
                                     September 30, 1998           31, 1997
                                   --------------------------------------------
     National City Center           $      4,458           $     5,944
     33 West Monroe Street                 4,404                 5,873
                                   --------------------------------------------
     Interest Expense               $      8,862           $    11,817
                                   ============================================

     The purchase price for National City Center was primarily funded through the assumption of a mortgage note payable, with an interest rate of 8.367%. We have adjusted the mortgage note payable to a current market rate, assumed to be 6.75%, resulting in an adjustment to the principal balance and real estate costs of $2,044 and total mortgage note payable of $63,621. A portion of the purchase price was funded with short-term financing facilities totaling $22,000, with interest at LIBOR plus 200 basis points. The interest expense adjustment represents interest associated with the assumed mortgage note payable at 6.75% and the short-term financing facilities borrowings.

     The purchase price for 33 West Monroe Street was primarily funded through a $65,000 mortgage note payable (interest at LIBOR plus 200 basis points), and $15,000 in advances from our credit facilities (interest at LIBOR plus 195 basis points). The interest expense adjustment represents the interest associated with the mortgage note payable and the credit facilities advance.

(6) Represents the adjustment to reflect the minority interests' share of income before minority interest and extraordinary items added by the 1998 and 1999 Acquisitions.

(7) Represents the adjustment to reflect dividends on our 9.0% Series-B preferred shares that were issued on June 5, 1998.

(8) Earnings per weighted average common share of basic and diluted has been calculated based upon 14,772, our weighted average common shares outstanding during the nine months ended September 30, 1998. This represents the number of shares that would have been outstanding at January 1, 1997 had all of the above described transactions occurred.

     The adjustment represents net income available to common shares added by the 1998 Acquisitions and the 1999 Acquisitions, net of the effect of our 9.0% Series-B preferred shares.

(9) Represents the adjustments to reflect the effects of our initial public offering, the contribution of the Predecessor's operations, the operations of the 1997 Acquisitions and the repayment and forgiveness of debt related to the Predecessor's properties.

     This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates,"
"estimates," "projects," and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe our future strategic plans, goals, objectives or expectations are also forward-looking  statements.  Readers  of this  report  are  cautioned  that any forward-looking statements, including those regarding the intent, belief, or current expectations of our Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which we operate,
(ii) competitive pressures within the industry and/or the markets in which we operate, (iii) the effect of future legislation or regulatory changes on our operations and (iv) other factors described from time to time in our filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

c)   Exhibits.

    Exhibit
    Number       Description
    ------       -----------

      23         Consent of Independent Auditors

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PRIME GROUP REALTY TRUST
                                                Registrant


Dated: February 22, 1999                        By: /s/ W. Michael Karnes
                                                    W. Michael Karnes
                                                    Executive Vice President and
                                                    Chief Financial Officer